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                                                                    Exhibit 99.1
                                                                    ------------





FORM OF CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE


I, Terry J. Logan, the Chief Executive Officer of N-Viro International Corporation, certify that (i) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.


/s/  Terry J. Logan
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Terry J. Logan, Chief Executive Officer
August 14, 2002




FORM OF CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE


I, James K. McHugh, the Chief Financial Officer of N-Viro International Corporation, certify that (i) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.


/s/  James K. McHugh
--------------------------------------------
James K. McHugh, Chief Financial Officer
August 14, 2002